UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

IGM Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 27, 2022

Dear Stockholder:

We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the Annual Meeting) of IGM Biosciences, Inc. (IGM or the Company), which will be conducted via live webcast on Tuesday, June 21, 2022 at 8:00 a.m. Pacific Time. Due to the public health impact of the coronavirus (COVID-19) pandemic, we are once again holding the Annual Meeting in virtual format this year to support the health and well-being of our stockholders, and to afford the same rights and opportunities to participate as would be available at an in-person meeting. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/IGMS2022, where you will be able to listen to the meeting live and vote online by entering the control number located on your proxy card.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to change your vote or revoke your proxy, even if you have previously submitted your proxy.

On behalf of the Company’s Board of Directors, we would like to thank you for your continued support of and interest in IGM.

Sincerely,

Michael D. Loberg, Ph.D.	Fred M. Schwarzer
Chair of the Board of Directors	Chief Executive Officer and Director

IGM BIOSCIENCES, INC.

325 E. Middlefield Road

Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Tuesday, June 21, 2022 at 8:00 a.m. Pacific Time
Place

The Annual Meeting will be a completely virtual meeting of stockholders, to be conducted via live webcast. You will be able to attend the Annual Meeting, examine a list of stockholders entitled to vote at the meeting and vote online during the meeting by visiting www.virtualshareholdermeeting.com/IGMS2022.

Items of Business

•  To elect three Class III directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified.

•  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

•  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date	April 25, 2022 (the Record Date). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. The proxy statement explains proxy voting and the matters to be voted on in more detail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 21, 2022. We expect to make our proxy statement and Annual Report to Stockholders available on or about May 2, 2022 on our investor relations website at https://investor.igmbio.com/ under “SEC Filings,” as well as at the following website: https://materials.proxyvote.com/ 449585/. We are providing access to our proxy materials over the Internet under the rules adopted by the Securities and Exchange Commission.

By order of the Board of Directors,

Fred M. Schwarzer
Chief Executive Officer and Director

Mountain View, California

April 27, 2022

We expect to mail a Notice of Internet Availability of Proxy Materials to stockholders on or about May 2, 2022.

i

IGM BIOSCIENCES, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:00 a.m. Pacific Time on Tuesday, June 21, 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2022 annual meeting of stockholders of IGM Biosciences, Inc. (the Annual Meeting), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Tuesday, June 21, 2022 at 8:00 a.m. Pacific Time via live webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/IGMS2022, where you will be able to listen to the meeting live and vote online by entering the control number on your proxy card. We expect to mail the Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access this proxy statement and our annual report on or about May 2, 2022 to all stockholders entitled to vote at the Annual Meeting. The proxy materials and our 2021 annual report can be accessed by following the instructions in the Notice.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What proposals will be voted on at the Annual Meeting?

There are three proposals scheduled to be voted on at the Annual Meeting:

•

the election of Felix J. Baker, Ph.D., Michael Lee and Fred Schwarzer as Class III directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified; and

•	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

At the time this proxy statement was mailed, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the Notice.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•	FOR the election of each of Felix J. Baker, Ph.D., Michael Lee and Fred Schwarzer as Class III directors; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

Who is entitled to vote at the Annual Meeting?

Holders of our voting common stock (which we refer to herein as our common stock, unless otherwise noted) at the close of business on April 25, 2022, the record date for the Annual Meeting (the Record

Date), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 27,398,206 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record—Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (including virtually) at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders—Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

•

Proposal No. 1: The election of each Class III director requires a plurality of the votes of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class III directors. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.

•

Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2022 requires an affirmative FOR vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the annual meeting of stockholders to be properly held under our amended and restated bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person

(including virtually) or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

Why is the annual meeting held virtually?

We believe that a virtual annual meeting allows for participation by a broader group of stockholders, reduces the costs to stockholders associated with holding an in-person meeting, and is the best option for ensuring the health and safety of the participants in light of the ongoing COVID-19 pandemic. The virtual meeting format is intended to facilitate a level of transparency as close as possible to an in-person meeting.

What do I need to do to attend the Annual Meeting?

You will be able to attend the Annual Meeting virtually and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/IGMS2022. To participate in the Annual Meeting, you will need the control number included on your Notice, proxy card or instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Our board of directors is providing these proxy materials to you in connection with its solicitation of proxies for use at the Annual Meeting, which will take place on June 21, 2022. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. In accordance with the rules of the Securities and Exchange Commission (the SEC), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 2, 2022 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, you can vote in one of the following ways:

•

You may vote via the Internet. To vote via the Internet prior to the Annual Meeting, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 20, 2022 to be counted. If you vote via the Internet prior to the Annual Meeting, you do not need to return a proxy card by mail.

•

You may vote by telephone. To vote by telephone, dial 1-800-690-6903 (toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 20, 2022 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•

You may vote by mail. To vote by mail, you need to complete, date and sign your proxy card (if you received printed proxy materials) and return it promptly by mail in the enclosed postage-paid envelope so that it is received no later than June 20, 2022. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.

•

You may vote virtually during the Annual Meeting. If you plan to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/IGMS2022, you may vote electronically during the meeting. Please have your Notice or proxy card in hand when you visit the website.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Street Name Stockholders. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043, by 11:59 p.m. Eastern Time on June 20, 2022; or

•	attending the Annual Meeting and voting in person (including virtually).

Street Name Stockholders. If you are a street name stockholder, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Fred Schwarzer and Misbah Tahir have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by such proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	FOR the election of each of the three directors nominated by our board of directors and named in this proxy statement as Class III directors (Proposal No. 1);

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (Proposal No. 2); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “—What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2) to be approved. However, because the outcome of Proposal No. 1 will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of votes cast in cases where approval of the proposal requires the affirmative vote of a plurality or majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 1 and Proposal No. 2). Therefore, a broker non-vote in such cases will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice and, if applicable, proxy materials, you may contact us as follows:

IGM Biosciences, Inc.

Attention: Secretary

325 E. Middlefield Road

Mountain View, California 94043

(650) 965-7873

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. In addition, we will disclose final voting results on a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, we will file an amendment to the Form 8-K to disclose the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 2, 2023. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

IGM Biosciences, Inc.

Attention: Secretary

325 E. Middlefield Road

Mountain View, California 94043

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than February 16, 2023; and

•	not later than March 20, 2023.

In the event that we hold our 2023 annual meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting; or

•	the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation or Nomination of Director Candidates

Stockholders holding at least $2,000 in market value, or one percent (1%), of the outstanding shares of our common stock continuously for at least 12 months prior to the date of the submission of the recommendation or nomination may propose director candidates for consideration by our corporate governance and nominating committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our

Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at http://www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which currently consists of nine (9) members. Our board of directors has affirmatively determined that eight (8) of our nine (9) directors qualify as “independent” within the meaning of the listing standards of the Nasdaq Stock Market LLC (Nasdaq). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Upon the recommendation of our corporate governance and nominating committee, we are nominating Felix J. Baker, Ph.D., Michael Lee and Fred Schwarzer as Class III directors at the Annual Meeting. If elected, Dr. Baker and Messrs. Lee and Schwarzer will each hold office for a three-year term until the annual meeting of stockholders to be held in 2025 or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of March 31, 2022 and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting), and for each of the continuing directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Director Nominees
Felix J. Baker, Ph.D (4)	III	53	Director	2022	2022	2025
Michael Lee	III	43	Director	2019	2022	2025
Fred Schwarzer	III	70	Chief Executive Officer, President and Director	2003	2022	2025
Continuing Directors
Julie Hambleton, M.D. (1)(4)	I	64	Director	2018	2023	—
William Strohl, Ph.D. (4)	I	69	Director	2018	2023	—
Jakob Haldor Topsøe	I	53	Director	2018	2023	—
Kathleen Behrens, Ph.D. (1)(2)(3)	II	69	Director	2019	2024	—
Michael Loberg, Ph.D. (1)(2)(3)(4)	II	74	Chair of the Board	2015	2024	—
Christina Teng Topsøe (2)(3)	II	41	Director	2018	2024	—

(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Member of our corporate governance and nominating committee
(4)	Member of our research and clinical development committee

Director Nominees

Class III Directors

Felix J. Baker, Ph.D. has served as a member of our board of directors since January 2021. Dr. Baker is a Managing Member of Baker Bros. Advisors LP (“BBA”), a biotechnology-focused investment adviser to fund partnerships whose investors are primarily endowments and foundations. Dr. Baker founded BBA, together with his brother Julian Baker, in 2000. Dr. Baker has served on the boards of biotechnology and pharmaceutical companies, including Seagen since July 2003, Talis Biomedical since July 2013, Kodiak Sciences since September 2015, and Kiniksa Pharmaceuticals since October 2015, and he previously served on the board of Alexion Pharmaceuticals from June 2015 to February 2021. Dr. Baker holds a B.S and a Ph.D. in Immunology from Stanford University, where he also completed two years of medical school.

We believe Dr. Baker is qualified to serve on our board of directors because of his background, knowledge of our industry, extensive investment and leadership experience and his affiliation with one of our investors.

Michael Lee has served as a member of our board of directors since July 2019. Mr. Lee has served as Co-Founder and Portfolio Manager at Redmile Group, an investment advisory firm since 2007. Prior to Redmile, Mr. Lee worked as a biotechnology investor at Steeple Capital, an investment management firm, and as an analyst at Welch Capital Partners, an investment advisory firm, and Prudential Equity Group, a financial services company. Mr. Lee has served on the board of directors of Fate Therapeutics, a biopharmaceutical company, since July 2018 and Shattuck Labs, a biotechnology company, since June 2020. Mr. Lee holds a B.S. in Molecular and Cellular Biology from the University of Arizona.

We believe Mr. Lee is qualified to serve on our board of directors because of his background, knowledge of our industry and extensive investment and leadership experience.

Fred Schwarzer has served as our Chief Executive Officer since July 2010 and has been a member of our board of directors since February 2003, serving as Chairman until August 2018. Mr. Schwarzer has also served as our President since December 2018, and previously served as Chief Executive Officer and President at different times between December 1999 and May 2003. Mr. Schwarzer was a founder of Charter Life Sciences, a venture capital firm specializing in life sciences investments, in 2003 and served as its Managing Partner from inception until August 2019. Mr. Schwarzer previously served as Chair of the board of directors of Inviragen, a biopharmaceutical company and developer of the DENVax dengue vaccine, from 2009 until Inviragen’s acquisition by Takeda Pharmaceutical Company in 2013. He also served as Chief Executive Officer and Chairman of the board of directors of Heska Corporation, a biotechnology company focused primarily on the animal healthcare markets, from 1994 to 1998 and 1999 to 2001, respectively. Mr. Schwarzer received a B.A in Pre-Legal Studies from the University of Michigan and a J.D. from the University of California, Berkeley, School of Law.

We believe Mr. Schwarzer is qualified to serve on our board of directors because of his expertise and experience as our Chief Executive Officer and President, his depth and expertise in the life sciences and venture capital industries, his leadership experience and his educational background.

Continuing Directors

Class I Directors

Julie Hambleton, M.D. has served as a member of our board of directors since August 2018. Dr. Hambleton served as Interim President & CEO, Arch Oncology, a private company, from August 2020 to March 2021. From June 2018 until her retirement in April 2020, Dr. Hambleton served as Senior Vice President, Chief Medical Officer, Head of Development at IDEAYA Biosciences, an oncology medicine company. From September 2017 to May 2018 and from March 2016 to May 2016, Dr. Hambleton served as an independent strategic consultant for various life sciences companies. From May 2016 to September 2017, she served as Vice President, Head U.S. Medical at Bristol-Myers Squibb, a global biopharmaceutical company. From August 2015 to February 2016, Dr. Hambleton served as Executive Vice President, Chief Medical Officer at Five Prime Therapeutics, a biotechnology company, and as Senior Vice President, Chief Medical Officer from December 2012 to August 2015. From April 2010 to November 2012, Dr. Hambleton served as Vice President, Clinical Development at Clovis Oncology, and from 2003 to 2010, Dr. Hambleton held increasing roles of responsibility in BioOncology at Genentech. Dr. Hambleton has served on the board of directors of SpringWorks Therapeutics, a biopharmaceutical company, since May 2020 and Erasca, Inc., a biotechnology company, since March 2021. Dr. Hambleton completed her hematology-oncology training at the University of California, San Francisco, where she then served on the faculty from 1993 to 2003.

Dr. Hambleton received an M.D. from Case Western Reserve University School of Medicine and a B.S. in Nursing from Duke University and was board-certified in Hematology and Internal Medicine.

We believe Dr. Hambleton is qualified to serve on our board of directors because of her extensive career in the biotechnology industry, her executive and leadership experience and her medical expertise in hematology and internal medicine.

William Strohl, Ph.D. has served as a member of our board of directors since August 2018. In August 2016, Dr. Strohl founded BiStro Biotech Consulting, a biotechnology consulting company, of which he also serves as President. From February 2016 to August 2016, Dr. Strohl served as Vice President and Biologics Fellow at Janssen BioTherapeutics, the therapeutic biologics organization within the Janssen Research & Development division of Johnson & Johnson, a multinational medical devices and pharmaceutical company, and served as its Vice President and Head from October 2013 to February 2016. Prior to that, from April 2008 to October 2013, Dr. Strohl served as Head of Antibody Discovery at Janssen BioTherapeutics. Dr. Strohl has also held various roles at Merck, a pharmaceutical company, including leading Natural Products Biology and leading Biologics discovery efforts and was a Professor in the Department of Microbiology and the Program of Biochemistry at The Ohio State University. Dr. Strohl received a B.S. in Biology from Central Michigan University and a Ph.D. in Microbiology from Louisiana State University.

We believe Dr. Strohl is qualified to serve on our board of directors because of his extensive career in the biotechnology industry, his leadership experience and his educational background in biology, chemistry and microbiology.

Jakob Haldor Topsøe has served as a member of our board of directors since August 2018. Since June 2015, Mr. Topsøe has served as Chairman of the board of directors of Topsøe Holding A/S, and has served on the board of directors of Haldor Topsøe A/S, a Danish catalysis and chemical processing company and a subsidiary of Topsøe Holding A/S, since October 2010 and as its Vice Chairman since August 2016. Since January 2009, Mr. Topsøe has served as Partner at AMBROX Capital, a Danish investment management firm, and as Associate Partner since September 2016. From 1996 to 2008, Mr. Topsøe was employed in various functions within Alfred Berg/ABN Amro Bank including Head of Equities, Denmark. Mr. Topsøe served as a member of the board of directors of Motortramp, a Danish provider of marine transportation services, and Dampskibsselskabet Orients Fond, a Danish charitable foundation, from 2017 to October 2020. Mr. Topsøe received a Graduate Diploma in Business Administration (Finance) from the Copenhagen Business School.

We believe Mr. Topsøe is qualified to serve on our board of directors because of his investment experience, leadership experience and background and his affiliation with our lead investor.

Class II Directors

Kathleen Behrens, Ph.D. has served as a member of our board of directors since January 2019. Since December 2009, Dr. Behrens has served as an independent life sciences consultant and investor. From January 2012 to June 2014, she served as the Co-Founder, President, Chief Executive Officer and director of the KEW Group, a private oncology services company. From 1996 to December 2009, Dr. Behrens served in various roles at RS Investments, an investment management and research firm, including as a General Partner for selected venture funds. Prior to this, from 1983 to 1996, she served as a General Partner and Managing Director at Robertson Stephens & Co. Since March 2009, Dr. Behrens has served as a member of the board of directors of Sarepta Therapeutics, a medical research and drug development company, and as Chairwoman since April 2015, as well as chair of its audit committee and a member of its research and development committee. She has served as Chairwoman of the board of directors of MiMedx Group, a biomedical company, since June 2019, and as a member of its nominating and governance committee and audit committee. Dr. Behrens served on the board of directors of Amylin Pharmaceuticals, a biopharmaceutical company, from June 2009 until its sale to Bristol-Myers Squibb in 2012. She previously served as a member of the President’s Council of Advisors on Science and Technology (PCAST) from 2001 to early 2009 and as Chairwoman of its subcommittee on Personalized Medicine. She has also spent time as a public-market biotechnology securities analyst and a venture capitalist focusing on healthcare, technology and related investments. She also previously served on the Board on Science, Technology and Economic Policy for the National Research Council and as a Director, President and Chairwoman of the National Venture Capital Association. Dr. Behrens received a B.S. in Biological Sciences and a Ph.D. in Microbiology from the University of California, Davis.

We believe Dr. Behrens is qualified to serve on our board of directors because of her extensive experience in the life sciences field, her executive and board leadership experience and her medical expertise in biology and microbiology.

Michael Loberg, Ph.D. has served as a member of our board of directors since September 2015, and as Chair of our board of directors since August 2018. Dr. Loberg previously served on the board of directors of ArQule, a biopharmaceutical company, from January 2007 to January 2020, and on the board of directors of Inotek Pharmaceuticals, a biopharmaceutical company, from March 2006 to July 2014 and as its Interim Chief Executive Officer from 2007 to 2009. Previously, he served as Chief Executive Officer and a member of the Board of Directors of NitroMed, a pharmaceutical company, from September 1997 to March 2006 and as its President from September 2003 to March 2006. From 1979 to 1997, Dr. Loberg held a number of senior management positions at Bristol-Myers Squibb, including President of Bristol-Myers Squibb’s Oncology and Immunology, U.S. Primary Care, Northern Europe, Specialty Pharmaceuticals and Squibb Diagnostics divisions, as well as Director and Vice President, E.R. Squibb & Sons Research and Development. Dr. Loberg received a B.S. in Chemistry from Trinity College and a Ph.D. in Chemistry from Washington University in St. Louis.

We believe Dr. Loberg is qualified to serve as Chair of our board of directors because of his extensive career in the pharmaceutical industry, leadership skills and life sciences public company experience.

Christina Teng Topsøe has served as a member of our board of directors since August 2018, and previously served as an observer on our board of directors beginning in 2013. Since March 2013, Ms. Topsøe has served on the board of directors of Haldor Topsøe A/S, and has served on the board of directors of Topsøe Holding A/S, its holding company, since June 2015. Ms. Topsøe previously was a lawyer at Allen & Overy LLP and Simpson Thacher and Bartlett LLP. Ms. Topsøe pursued a B.A. in Chinese Studies from the University of Copenhagen, studied Chinese Language and Literature at Peking University, and received an LL.B. from the University of London and an M.B.A. from London Business School and Columbia Business School.

We believe Ms. Topsøe is qualified to serve on our board of directors because of her leadership experience and perspective as an entrepreneur and her affiliation with our lead investor.

Family Relationships

Christina Teng Topsøe and Jakob Haldor Topsøe, each a member of our board of directors, are first cousins. There are no other family relationships among any of our directors or executive officers.

Director Independence

Our common stock is listed on the Nasdaq Global Select Market. Under the listing standards of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of our initial public offering. In addition, the listing standards of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the listing standards of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the listing standards of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the listing standards of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: (1) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that Drs. Baker, Behrens, Hambleton, Loberg, and Strohl, Messrs. Lee and Topsøe and Ms. Topsøe, representing eight of our nine directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq. In addition, our board of directors has determined that all members of our audit, compensation, and nominating and corporate governance committees satisfy the independence standards for committee members established by applicable SEC rules and regulations and the listing standards of Nasdaq.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party and Other Transactions.”

Board Leadership Structure

Our board of directors is currently chaired by Dr. Loberg. As a general policy, our board of directors believes that separation of the positions of Chair of our board of directors and Chief Executive Officer reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, Mr. Schwarzer serves as our Chief Executive Officer and President while Dr. Loberg serves as the Chair of our board of directors but is not an officer. We currently expect the positions of Chair of our board of directors and Chief Executive Officer to continue to be held by two individuals in the future.

Committees of our Board of Directors

Our board of directors has established an audit committee, a compensation committee, a corporate governance and nominating committee and a research and clinical development committee. The composition and responsibilities of each of the committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our audit committee consists of Drs. Behrens, Hambleton and Loberg, with Dr. Behrens serving as chair. Our board of directors has determined that each of the members of our audit committee satisfies the independence requirements under the listing standards of Nasdaq and Rule 10A-3 of the Exchange Act. Our board of directors has determined that Dr. Behrens is an “audit committee financial expert” within the meaning of SEC rules and regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee is also responsible for, among other things:

•	selecting and hiring the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•	approving audit and non-audit services and fees;

•

reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

•	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;

•	reviewing reports and communications from the independent registered public accounting firm;

•	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

•	reviewing our policies on risk assessment and risk management;

•	reviewing and monitoring conflicts of interest situations, and approving or prohibiting any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity;

•	reviewing related party transactions; and

•

establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our audit committee is available on our investor relations website at https://investor.igmbio.com/. During 2021, our audit committee held four meetings.

Compensation Committee

Our compensation committee consists of Drs. Behrens and Loberg and Ms. Topsøe, with Ms. Topsøe serving as chair. Our board of directors has determined that each of the members of our compensation committee is independent under the listing standards of Nasdaq and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Our compensation committee oversees our compensation policies, plans, and benefits programs. The compensation committee is also responsible for, among other things:

•	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;

•	reviewing and approving, or recommending to the board of directors for approval, the compensation of our executive officers and directors;

•	preparing the compensation committee report that the SEC requires to be included in our annual proxy statement, as applicable; and

•	administering our equity compensation plans.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our compensation committee is available on our investor relations website at https://investor.igmbio.com/. During 2021, our compensation committee held eight meetings.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee consists of Drs. Behrens and Loberg and Ms. Topsøe, with Ms. Topsøe serving as chair. Our board of directors has determined that each member of our corporate governance and nominating committee is independent under the listing standards of Nasdaq.

Our corporate governance and nominating committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. The corporate governance and nominating committee is also responsible for, among other things:

•	identifying, evaluating, and making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;

•	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting; and

•	evaluating the performance of our board of directors and of individual directors.

Our corporate governance and nominating committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter for our corporate governance and nominating committee is available on our investor relations website at https://investor.igmbio.com/. During 2021, our corporate governance and nominating committee held six meetings.

Research and Clinical Development Committee

Our research and clinical development committee consists of Drs. Baker, Hambleton, Loberg and Strohl, with Drs. Hambleton and Strohl serving as co-chairs.

Specific responsibilities of our research and clinical development committee include:

•	advising our board of directors concerning our research and scientific strategies, plans and efforts;

•	evaluating scientific opportunities under consideration by management;

•	reviewing external scientific research, discoveries and commercial developments, as appropriate; and

•	evaluating our overall intellectual property strategies.

Our research and clinical development committee operates under a written charter, and during 2021, the committee held four meetings.

Attendance at Board and Stockholder Meetings

During our fiscal year ended December 31, 2021, our board of directors held five meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served on such committee.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage, but do not require, our directors to attend. All of our directors attended the 2021 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation

During 2021, Drs. Behrens and Loberg and Ms. Topsøe served on our compensation committee. None of the members of our compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the past fiscal year, as a member of the board of directors or the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee. Ms. Topsøe may be deemed to have an interest in certain transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the Securities Act). These transactions are disclosed in the section titled “Certain Relationships and Related Party and Other Transactions,” and such disclosure is incorporated by reference herein.

Considerations in Evaluating Director Nominees

Our corporate governance and nominating committee uses a variety of methods, including engaging the services of outside consultants and search firms, to identify and evaluate director nominees. In its evaluation of director candidates, our corporate governance and nominating committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our corporate governance and nominating committee considers include such factors as character, integrity, judgment, diversity (including, without limitation, diversity in terms of gender, race, ethnicity and experience), age, independence, skills, education, expertise, business acumen, corporate experience, length of service, understanding of our business and other commitments, among other things. Nominees must also have the highest personal and professional ethics and integrity and skills that are complementary to those of the existing directors. Director candidates must have the ability to assist and support management and make significant contributions to our success based on proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment. Nominees must also have an understanding of the fiduciary responsibilities that are required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities. Members of our board of directors are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Our corporate governance and nominating committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

The corporate governance and nominating committee considers the suitability of each director candidate, including current directors, in light of the current size and composition of our board. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should be a diverse body, and our corporate governance and nominating committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our corporate governance and nominating committee may take into account the benefits of diverse viewpoints. Our corporate governance and nominating committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our corporate governance and nominating committee recommends to our full board of directors the director nominees for selection.

Board of Directors Diversity Matrix

Our board of directors and nominating and corporate governance committee are committed to diversity of experience, gender, race and ethnicity, and seeks to ensure that there is diversity of thought among our directors. We believe that diversity of thought stems from many factors including professional experience, life experience, socio-economic background, gender, race, ethnicity, religion, skill set, and geographic representation. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, abilities, and shareholder and community representation that will allow the board of directors to fulfill its responsibilities.

In August 2021, the SEC approved a Nasdaq Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules also require most Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+. In this regard, three self-identify as female, and two self-identify as an under-represented minority. Accordingly, we are in compliance with Nasdaq’s diversity requirement. The Board Diversity Matrix below presents our board of directors’ diversity statistics in the format prescribed by the Nasdaq rules.

Board Diversity Matrix (As of April 27, 2022)
Total Number of Directors	9

	Female	Male	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	0
Part II: Demographic Background
Asian	1	1	0
White	3	6	0
Two or More Races or Ethnicities	1	1	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Stockholder Recommendations for Nominations to the Board of Directors

Our corporate governance and nominating committee will consider director candidates recommended by stockholders holding no less than $2,000 in market value, or one percent (1%), of the outstanding shares of our common stock continuously for at least 12 months prior to the date of the submission of the recommendation or nomination, so long as such recommendations or nominations comply with our amended and restated certificate of incorporation, amended and restated bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. Our corporate governance and nominating committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, a statement of support of the candidate by the recommending stockholder, evidence of the recommending stockholder’s ownership of our capital stock, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between us and the candidate and any additional information required by our amended and restated bylaws. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for election to our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Secretary at IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043. To be timely for the 2023 annual meeting of stockholders, nominations must be received by our Secretary not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. In the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by our Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made.

Communications with the Board of Directors

Interested parties wishing to communicate with non-management members of our board of directors may do so by writing and mailing the correspondence to our Secretary at IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043. Our Secretary monitors these communications and will provide a summary of all received bona fide messages to our board of directors at each regularly scheduled meeting of our board of directors. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board of directors or non-management director, of independent advisors or of our management.

This procedure does not apply to (a) communications to non-management directors from officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or (c)  communications to our audit committee pursuant to our complaint procedures for accounting and auditing matters.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our investor relations website at https://investor.igmbio.com/. We will post any amendments to our Code of Business Conduct and Ethics and any waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website or in filings under the Exchange Act.

Role of the Board in Risk Oversight

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. Our corporate governance and nominating committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected the board of directors’ leadership structure.

Director Compensation

In connection with our initial public offering, our board of directors adopted, and our stockholders approved, a new compensation policy for our non-employee directors. This policy was developed with input from our compensation committee’s independent compensation consultant, Radford, regarding practices and compensation levels at comparable companies. It is designed to attract, retain and reward non-employee directors. Our compensation committee, with input from Radford, has made adjustments to our non-employee director compensation program, most recently in February 2022, in an effort to provide competitive compensation opportunities for our non-employee directors.

Under the outside director compensation policy, each non-employee director receives the cash and equity compensation for his or her services as a member of our board of directors, as described below. We also reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our board of directors or its committees.

The director compensation policy includes a maximum annual limit of $750,000 or, in the first year of a non-employee director’s service on our board of directors, $1,000,000, of cash compensation and equity awards that may be paid, issued or granted to a non-employee director in any fiscal year. For purposes of these limitations, the value of an equity award is based on its grant date fair value (determined in accordance with generally accepted accounting principles, or GAAP). Any cash compensation paid or equity awards granted to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Cash Compensation

Under our outside director compensation policy, each non-employee director is paid an annual cash retainer of $40,000. In addition, each non-employee director is entitled to receive the following cash compensation for his or her services under the policy:

•	$30,000 per year for service as chair of the board of directors;

•	$15,000 per year for service as chair of the audit committee;

•	$7,500 per year for service as a member of the audit committee;

•	$10,000 per year for service as chair of the compensation committee;

•	$5,000 per year for service as a member of the compensation committee;

•	$10,000 per year for service as chair of the corporate governance and nominating committee;

•	$5,000 per year for service as a member of the corporate governance and nominating committee;

•	$10,000 per year for service as chair of the research and clinical development committee; and

•	$5,000 per year for service as a member of the research and clinical development committee.

Each non-employee director who serves as a committee chair receives only the additional annual cash fee as the chair of the committee, and not the additional annual fee as a member of the committee. All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis.

In December 2019, we amended our outside director compensation policy to, among other things, allow non-employee directors to elect to receive RSUs in lieu of the cash compensation provided for in the policy. Each non-employee director may elect on an annual basis to convert 0%, 50% or 100% of his or her retainer cash compensation with respect to services to be performed in a future calendar quarter and otherwise scheduled to be paid following the completion of those services into a number of RSUs (a Retainer Award) having a grant value equal to the aggregate amount of the elected percentage of the retainer cash compensation payable to such non-employee director under the policy for the applicable quarter (as determined on the applicable date of grant of such Retainer Award). The

Retainer Awards are automatic and nondiscretionary and are granted on the last trading day of each quarter with respect to the retainer cash compensation that would have been paid in such fiscal quarter. All RSUs underlying such Retainer Awards will be fully vested upon grant.

In September 2021, we amended our outside director compensation policy to provide that each non-employee director who serves on the board of directors of one of our majority owned subsidiaries will be eligible to earn an additional $40,000 in annual fees for each subsidiary board on which he or she serves (paid quarterly in arrears on a prorated basis, provided that the fees for the first quarter during which the non-employee serves on a subsidiary board will not be prorated).

Equity Compensation after February 2022 Changes

Initial Options. Each person who first becomes a non-employee director after the effective date of the director compensation policy will be granted an initial award of a nonstatutory stock option (the Initial Option) having a grant date fair value of $650,000. The Initial Option will be scheduled to vest as to 1/3rd of the shares subject to the option on the first anniversary of the director’s commencement of service to us and 1/36th of the shares will vest each month thereafter, subject to continuing to provide services to us through each applicable vesting date. If the person was a member of our board of directors and also an employee, becoming a non-employee director due to termination of employment will not entitle the person to an Initial Option.

Annual Options. Each non-employee director automatically will receive, at the same time we make our annual equity awards to our executive officers, an annual award of a nonstatutory stock option (an Annual Option) having a grant date fair value of $350,000 (before the adjustment in February 2022, $400,000). Each Annual Option will vest as to 1/12th of the shares subject to the option for each month of service after the date of the first annual meeting of our stockholders following the date of grant, and will vest in full on the earlier of (i) the twelve-month anniversary of the date of the first annual meeting of our stockholders following the date of grant or (ii) the date of the second regularly scheduled annual meeting of our stockholders that next follows the date of grant of the Annual Option, subject to continuing to provide service to us through the applicable vesting date. The term of each option granted under the policy will be 10 years, subject to earlier termination as provided in the Amended and Restated 2018 Omnibus Incentive Plan (the 2018 Plan). Each option granted under the policy will have an exercise price per share equal to 100% of the fair market value per share on the date of grant.

Change in Control. In the event of a “change in control” (as defined in the 2018 Plan), each non-employee director will fully vest in his or her outstanding company equity awards provided that the non-employee director continues to be a non-employee director through the date of such change in control.

2021 Compensation

Directors who are also our employees receive no additional compensation for their service as directors. Mr. Schwarzer was our only employee director during 2021. See the section titled “Executive Compensation” for additional information about Mr. Schwarzer’s compensation.

The following table presents the total compensation each of our non-employee directors received during the year ended December 31, 2021. Other than as set forth in the table, we did not pay any compensation, make any equity awards or non-equity awards to or pay any other compensation to any of our non-employee directors in 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Felix J. Baker, Ph.D. (3)	40,972	—	399,814	440,786
Kathleen Behrens, Ph.D.	—	53,801	399,814	453,615
Julie Hambleton, M.D.	57,500	—	399,814	457,314
Michael Lee	—	33,147	399,814	432,962
Michael Loberg, Ph.D.	—	76,494	399,814	476,308
Kelvin Neu, M.D. (4)	—	—	—	—
William Strohl, Ph.D.	70,000	—	399,814	469,814
Christina Teng Topsøe	—	49,721	399,814	449,536
Jakob Haldor Topsøe	—	33,147	399,814	432,962

(1)

This column reflects the aggregate grant date fair value of the RSU awards granted to the director in 2021, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation (Topic 718). These amounts do not reflect the actual economic value that may be realized by the director. See Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by us in determining the grant date fair value of the RSUs reported in this column.

(2)

This column reflects the aggregate grant date fair value of option awards granted to the director in 2021, computed in accordance with Topic 718. These amounts do not reflect the actual economic value that may be realized by the director. See Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by us in determining the grant date fair value of the options reported in this column.

(3)	Dr. Baker joined our board of directors in January 2021.
(4)	Dr. Neu resigned from our board of directors in January 2021.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2021:

		Option Awards
Name	Date of Grant	Number of Securities Underlying Exercisable Options		Number of Securities Underlying Unexercisable Options		Option Exercise Price ($)	Option Expiration Date
Felix J. Baker, Ph.D.	2/19/21	3,211		3,212	(1)	91.50	2/19/31
Kathleen Behrens, Ph.D.	1/20/19	11,033		4,099	(2)	1.39	1/20/29
	9/17/19	9,074		3,026	(3)	16.00	9/17/29
	2/5/20	10,000	(4)	—		40.27	2/5/30
	2/19/21	3,211		3,212	(1)	91.50	2/19/31
Julie Hambleton, M.D.	12/22/18	12,294		2,838	(5)	1.39	12/22/28
	9/17/19	9,074		3,026	(3)	16.00	9/17/29
	2/5/20	10,000	(4)	—		40.27	2/5/30
	2/19/21	3,211		3,212	(1)	91.50	2/19/31
Michael Lee	9/17/19	9,074		3,026	(3)	16.00	9/17/29
	2/5/20	10,000	(4)	—		40.27	2/5/30
	2/19/21	3,211		3,212	(1)	91.50	2/19/31
Michael Loberg, Ph.D.	9/17/19	9,074		3,026	(3)	16.00	9/17/29
	2/5/20	10,000	(4)	—		40.27	2/5/30
	2/19/21	3,211		3,212	(1)	91.50	2/19/31
Kelvin Neu, M.D. (6)	9/17/19	3,697		3,026	(3)	16.00	9/17/29
	2/5/20	2,527	(4)	—		40.27	2/5/30
William Strohl, Ph.D.	12/22/18	12,294		2,838	(5)	1.39	12/22/28
	9/17/19	9,074		3,026	(3)	16.00	9/17/29
	2/5/20	10,000	(4)	—		40.27	2/5/30
	2/19/21	3,211		3,212	(1)	91.50	2/19/31
Christina Teng Topsøe	9/17/19	9,074		3,026	(3)	16.00	9/17/29
	2/5/20	10,000	(4)	—		40.27	2/5/30
	2/19/21	3,211		3,212	(1)	91.50	2/19/31
Jakob Haldor Topsøe	9/17/19	9,074		3,026	(3)	16.00	9/17/29
	2/5/20	10,000	(4)	—		40.27	2/5/30
	2/19/21	3,211		3,212	(1)	91.50	2/19/31

(1)

1/12th of the shares subject to the option vest each month following June 24, 2021 subject to continued service through each such vesting date. The shares subject to the option will be fully vested no later than the date of our Annual Meeting.

(2)	1/4th of the shares subject to the option vested on January 20, 2020 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.
(3)

1/3rd of the shares subject to the option vested on September 17, 2020 and 1/36th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(4)	The shares subject to the option were fully vested as of December 31, 2021.
(5)

1/4th of the shares subject to the option vested on September 1, 2019 and 1/48th of the shares subject to the option vest monthly thereafter subject to continued service through each such vesting date.

(6)

In connection with Dr. Neu’s resignation and Dr. Baker’s appointment to our board of directors, the options granted to Dr. Neu were amended to provide that, with respect to 9,250 unvested shares subject to such options, Dr. Neu will be deemed to remain a service provider so long as an individual designated by the Baker Bros. funds is serving on our board of directors, and such unvested shares will continue to vest.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of nine members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At the Annual Meeting, three Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our corporate governance and nominating committee has recommended, and our board of directors has approved, Felix J. Baker, Ph.D, Michael Lee and Fred Schwarzer as nominees for election as Class III directors at the Annual Meeting. If elected, each of Dr. Baker and Messrs. Lee and Schwarzer will serve as a Class III director until the 2025 annual meeting of stockholders or until his or her successor is duly elected and qualified. Dr. Baker and Messrs. Lee and Schwarzer are currently directors of our company, and each has agreed to being named in this proxy statement as a nominee and to serve if elected. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Dr. Baker and Messrs. Lee and Schwarzer. If you are a street name stockholder of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter. We expect that Dr. Baker and Messrs. Lee and Schwarzer will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy.

Vote Required

The election of Class III directors requires a plurality of the votes of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class III directors. As a result, any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES NAMED ABOVE AS CLASS III DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit our financial statements for our fiscal year ending December 31, 2022. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2019.

At the Annual Meeting, our stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Stockholder ratification of the appointment of Deloitte & Touche LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2022 if our audit committee believes that such a change would be in the best interests our company and our stockholders. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Deloitte & Touche LLP for our fiscal years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees (1)	$1,294,100	$697,750
Audit-Related Fees		—
Tax Fees (2)	15,940	63,000
All Other Fees		—

Total Fees	$1,310,040	$760,750

(1)

“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements and reviews of our quarterly financial statements for those fiscal years.

(2)	“Tax Fees” consist of fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning.

Auditor Independence

In our fiscal year ended December 31, 2021, there were no other professional services provided by Deloitte & Touche LLP that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Deloitte & Touche LLP for our fiscal years ended December 31, 2021 and 2020 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST this proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the Securities and Exchange Commission (the SEC). The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee operates under a written charter approved by the board of directors, which is available on our website at https://igmbio.com/. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the Company’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s financial statements. The Company’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), is responsible for performing an independent audit of the Company’s financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management.

In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements with management and Deloitte;

•	discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and

•

received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Deloitte its independence.

Based on the audit committee’s review and discussions with management and Deloitte, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Kathleen Behrens, Ph.D. (Chair)

Julie Hambleton, M.D.

Michael Loberg, Ph.D.

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the Securities Act), or under the Securities Exchange Act of 1934, as amended (the Exchange Act), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of March 31, 2022. Officers are elected by our board of directors to hold office until their successors are elected and qualified.

Name	Age	Position
Fred Schwarzer	70	Chief Executive Officer, President and Director
Lisa L. Decker, Ph.D.	53	Chief Business Officer
George A. Gauthier	50	Chief Commercial Officer
Bruce Keyt, Ph.D.	69	Chief Scientific Officer
Misbah Tahir	47	Chief Financial Officer
Chris H. Takimoto, M.D., Ph.D, F.A.C.P.	63	Chief Medical Officer

For the biography of Mr. Schwarzer, please see “Board of Directors and Corporate Governance—Continuing Directors.

Lisa L. Decker, Ph.D. has served as our Chief Business Officer since March 2021. Prior to joining us, Dr. Decker served as Chief Business Officer of Atreca, a biopharmaceutical company, from June 2019 until March 2021. Dr. Decker also previously served in various roles at Nektar Therapeutics, a development stage biopharmaceutical company, from August 2008 to June 2019, including as Vice President of Business Development from August 2017 until June 2019, Executive Director, Business Development from August 2012 until August 2017, Executive Director, Business Strategy and Operations from January 2010 until July 2012, and Senior Director, Alliance Management from August 2008 until December 2009. Prior to this, Dr. Decker served in a number or roles at the Office of Technology Management at the University of Massachusetts Medical School from 2000 until 2008. Dr. Decker holds a Ph.D. in Immunology from Tufts University School of Medicine and conducted her postdoctoral training at Harvard Medical School.

George A. Gauthier has served as our Chief Commercial Officer since April 2021. Prior to joining us, Mr. Gauthier served in a variety of positions at Genentech from 2011 to March 2021, including as Vice President of Global Product Strategy for Breast and Gynecological Cancers at Genentech from September 2019 until April 2021, Life Cycle Leader of Rozyltrek and Kadycla, from August 2016 to August 2019 and US Marketing Director/Life Cycle Leader for Xolair from 2013 to August 2016. Before Genentech, Mr. Gauthier served at F. Hoffman-La Roche, a multinational healthcare company, in Switzerland from 2006 to 2011, most recently as International Business Leader for Tarceva where he led the development and execution of global commercial efforts. Mr. Gauthier received a B.S. in Chemical Engineering from Michigan State University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Bruce Keyt, Ph.D. has served as our Chief Scientific Officer since August 2012 and previously served as a consultant for us beginning in August 2010. Prior to joining us, Dr. Keyt served as Chief Technology Officer at Trellis Bioscience, an antibody discovery company, from August 2007 to February 2010. Earlier in his career, he served as Head of Research between 2005 and 2006 at Abmaxis, a biotechnology company, which was acquired by Merck. He was the Vice President of Preclinical Development at Abgenix, a biotechnology company, from 2001 through the acquisition of Abgenix by Amgen in 2005. Dr. Keyt was the Director of Pharmacology at Millennium Pharmaceuticals from 1998 to 2001. From 1982 to 1998, he served in research and development roles at Roche/Genentech as a Scientist and Senior Scientist, where he made significant contributions to the discovery and development of Avastin, Lucentis, Activase tPA, TNKase-tPA and Kogenate. Dr. Keyt received a B.A. in Chemistry from Washington University in St. Louis and a Ph.D. in Biochemistry from Tufts University School of Medicine.

Misbah Tahir has served as our Chief Financial Officer since January 2019. Prior to joining us, Mr. Tahir worked at Dermira, a biotechnology company, where he served in various roles from 2014 to 2018, most recently, Vice President, Head of Finance. Prior to joining Dermira, he held finance leadership positions at various biotechnology companies, including Onyx Pharmaceuticals, Human Genome Sciences and Amgen. Mr. Tahir began his career as a management consultant at the consulting firm of Oliver Wyman, formerly Mercer Management Consulting. He received a B.A. in International Relations from the University of Pennsylvania and an M.B.A. from the University of Michigan Business School. Mr. Tahir is a certified public accountant, inactive, in the state of California.

Chris H. Takimoto, M.D., Ph.D., F.A.C.P. has served as our Chief Medical Officer since July 2021. Prior to joining us, Dr. Takimoto served as Senior Vice President, Oncology at Gilead Sciences from April 2020 to July 2021. Prior to joining Gilead Sciences, Dr. Takimoto was Chief Medical Officer of Forty Seven from February 2016 until Forty Seven was acquired by Gilead Sciences in April 2020. Prior to that Dr. Takimoto held various leadership positions at biotechnology companies including Janssen Research Development and Ortho Biotech Oncology Research and Development and multiple positions at academic institutions such as the University of Texas Health Science Center, the National Cancer Institute, and the Uniformed Services University of the Health Sciences. Dr. Takimoto has also served as a Commissioned Officer in the U.S. Public Health Service. Dr. Takimoto received a B.S. in Chemistry from Stanford University, a Ph.D. in Pharmacology from Yale University, and an M.D. from Yale University School of Medicine.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data. Our compensation committee makes decisions as to total compensation for each executive office, although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation for its approval.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2021, our compensation committee retained Radford, a national compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Radford serves at the discretion of our compensation committee. As part of its engagement, Radford assists our compensation committee in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

Our compensation committee periodically considers and assesses Radford’s independence, including whether Radford has any potential conflicts of interest with our company or members of our compensation committee. In connection with Radford’s engagement, our compensation committee conducted such a review and concluded that it was not aware of any conflict of interest that had been raised by work performed by Radford or the individual consultants employed by Radford that perform services for our compensation committee.

Our named executive officers for the fiscal year ended December 31, 2021, which consist of our principal executive officer and the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2021 are:

•	Fred Schwarzer, our Chief Executive Officer, President and Director;

•	Chris H. Takimoto, M.D., Ph.D., F.A.C.P., our Chief Medical Officer; and

•	Lisa L. Decker, Ph.D., our Chief Business Officer.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Total ($)
Fred Schwarzer	2021	598,001	599,900	8,353,463	328,900	9,880,263
Chief Executive Officer, President and Director	2020	529,700	—	4,251,990	317,820	5,099,510
Chris H. Takimoto, M.D., Ph.D., F.A.C.P.	2021	193,409	599,900	7,456,110	207,000	8,456,419
Chief Medical Officer
Lisa L. Decker, Ph.D.	2021	330,114	599,900	3,795,330	132,045	4,857,389
Chief Business Officer

(1)

This column reflects the aggregate grant date fair value of the RSU awards granted to the named executive officer in 2021, computed in accordance with Topic 718. These amounts do not reflect the actual economic value that may be realized by the named executive officer. See Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by us in determining the grant date fair value of the RSUs reported in this column.

(2)

This column reflects the aggregate grant date fair value of option awards granted to the named executive officer in the applicable fiscal year, computed in accordance with Topic 718. These amounts do not reflect the actual economic value that may be realized by the named executive officer. See Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by us in determining the grant date fair value of the options reported in this column.

(3)	This column reflects annual incentives earned under our Executive Incentive Compensation Plan in 2021.

Outstanding Equity Awards at 2021 Year-End

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested		Market Value of Shares of Stock That Have Not Vested(2)
Fred Schwarzer	12/21/18	158,888	(3)	—		$1.39	12/21/28	—		—
	2/18/19	89,140	(4)	36,705		$1.39	2/18/29	—		—
	2/5/20	68,750	(5)	81,250		$40.27	2/5/30	—		—
	2/19/21	26,041	(6)	98,959		$91.50	2/19/31	—		—
	11/15/21	—		—		—	—	10,000	(7)	$293,300
Chris H. Takimoto, M.D., Ph.D., F.A.C.P.	7/30/21	—		150,000	(8)	$68.01	7/30/31	—		—
	11/15/21	—		—		—	—	10,000	(7)	$293,300
Lisa L. Decker, Ph.D.	3/15/21	—		60,000	(9)	$86.24	3/15/31	—		—
	11/15/21	—		—		—	—	10,000	(7)	$293,300

(1)

The unvested portion of these awards are also subject to vesting acceleration under certain circumstances, as is more fully described below under “—Potential Payments upon Termination or Change in Control.”

(2)	Market value of shares is calculated based on the closing price of our common stock on December 31, 2021, which was $29.33.
(3)	The shares subject to the option are fully vested and immediately exercisable.
(4)	1/48th of the shares subject to the option vest each month beginning on March 1, 2019, subject to continued service through each such vesting date.
(5)	1/48th of the shares subject to the option vest monthly beginning on March 5, 2020, subject to continued service through each such vesting date.
(6)	1/48th of the shares subject to the option vest monthly beginning on March 19, 2021, subject to continued service through each such vesting date.
(7)	1/4th of the shares subject to the RSU grant vest on each of May 23, 2022, November 22, 2022, May 22, 2023, and November 22, 2023, subject to continued service through each such vesting date.
(8)	1/4th of the shares subject to the option vest on July 30, 2022, and 1/48th of the shares subject to the option vest monthly thereafter, subject to continued service through each such vesting date.
(9)	1/4th of the shares subject to the option vest on March 15, 2022, and 1/48th of the shares subject to the option vest monthly thereafter, subject to continued service through each such vesting date.

Employment Arrangements

Fred Schwarzer

In August 2019, we entered into a confirmatory employment letter with Fred Schwarzer, our Chief Executive Officer and President. The employment letter has no specific term and provides that Mr. Schwarzer is an at-will employee. The employment letter supersedes all existing agreements and understandings that Mr. Schwarzer may have concerning his employment relationship with us. The employment letter also provides Mr. Schwarzer with severance and change in control benefits pursuant to our Change in Control and Severance Policy described below. Mr. Schwarzer’s annual base salary was $598,000 for 2021 and was subsequently increased to $621,920, effective January 1, 2022. He is currently eligible for an annual target cash incentive payment equal to 55% of his annual base salary.

Chris H. Takimoto, M.D., Ph.D., F.A.C.P.

In July 2021, we entered into an employment agreement with Chris Takimoto, our Chief Medical Officer. The employment agreement has no specific term and provides that Dr. Takimoto is an at-will employee. The employment agreement also provides Dr. Takimoto with severance and change in control benefits pursuant to our Change in Control and Severance Policy described below. Dr. Takimoto’s annual base salary was $460,000 for 2021 and was subsequently increased to $467,736, effective January 1, 2022. He is currently eligible for an annual target cash incentive payment equal to 45% of his annual base salary.

Lisa. L. Decker Ph.D.

In February 2021, we entered into an employment agreement with Lisa Decker, our Chief Business Officer. The employment agreement has no specific term and provides that Dr. Decker is an at-will employee. The employment agreement also provides Dr. Decker with severance and change in control benefits pursuant to our Change in Control and Severance Policy described below. Dr. Decker’s annual base salary was $415,000 for 2021 and was subsequently increased to $428,205, effective January 1, 2022. She is currently eligible for an annual target cash incentive payment equal to 40% of her annual base salary.

Potential Payments upon Termination or Change in Control

In order to recruit and maintain a stable and effective management team, our compensation committee believes it is appropriate and necessary to provide assurance of certain severance and change in control benefits approved by the compensation committee, in consultation with Radford. In August 2019, we entered into change in control and severance agreements under our Change in Control and Severance Policy (the Severance Policy) with each of our named executive officers that provide for the severance and change in control benefits described below.

Our board of directors has approved the following change in control and severance benefits for our current executive officers and other key employees (collectively, participants) pursuant to the Severance Policy. Unless sooner terminated by our board of directors or compensation committee or by the consent of an impacted participant, the Severance Policy has a term of three years, subject to potential extension upon the occurrence of certain events set forth in the Severance Policy.

The Severance Policy provides that if we terminate a participant’s employment outside of the period beginning three months prior to and ending 12 months after a “change in control” (as defined in the Severance Policy) (such period, the “change in control period”) other than for “cause” (as generally defined in the Severance Policy), death or disability (or, in the case of Mr. Schwarzer, if Mr. Schwarzer terminates his employment due to a “constructive termination” (as defined in the Severance Policy)), the participant will receive the following:

•	a lump sum payment equal to nine months’ base salary (12 months for Mr. Schwarzer); and

•	a lump sum payment equal to nine months of COBRA premiums (12 months for Mr. Schwarzer).

The Severance Policy provides that if a participant’s employment is terminated during the change in control period either by us other than for cause, death or disability or by the participant due to a “constructive termination”, the participant will receive the following:

•	a lump sum payment equal to 12 months’ base salary (18 months for Mr. Schwarzer);

•	100% acceleration of unvested time-based equity awards;

•

a lump sum payment equal to the participant’s pro-rata target annual bonus for the year of termination plus 100% of the participant’s target annual bonus for the year of termination (150% for Mr. Schwarzer); and

•	a lump sum payment equal to 12 months of COBRA premiums (18 months for Mr. Schwarzer).

The Severance Policy also provides that if in connection with a change in control, a participant’s then-unvested time-based equity awards are not assumed or replaced or substituted with an equivalent award by the acquiror or successor corporation, then 100% of such equity awards will immediately vest and become exercisable (if applicable).

The Severance Policy provides that if we discover after a participant’s receipt of payments or benefits under the Severance Policy that grounds for the termination of the participant’s employment for cause existed, then the participant will not receive any further payments or benefits under the Severance Policy and, to the extent permitted under applicable laws, will be required to repay to us any payments or benefits he or she received under the Severance Policy (or any financial gain derived from such payments or benefits).

In addition, the Severance Policy provides that if any payments or benefits received by a participant under the Severance Policy or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986 (the Code) and be subject to excise taxes imposed by Section 4999 of the Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount results in the higher after-tax payment to the participant. The Severance Policy does not require us to provide any tax gross-ups.

To receive the severance described above, the participant must sign and not revoke our standard separation agreement and release of claims within the timeframe that is set forth in the Severance Policy. Except for provisions providing for accelerated vesting of a participant’s performance-based equity awards upon a termination either by us other than for cause, death or disability or by the participant due to a constructive termination, the Severance Policy supersedes any provisions in a participant’s offer letter or equity award agreement that provide for accelerated vesting upon certain terminations of employment.

Executive Incentive Compensation Plan

In August 2019, our board of directors adopted an Executive Incentive Compensation Plan (the Bonus Plan). The Bonus Plan is administered by a committee appointed by our board of directors. Unless and until our board of directors determines otherwise, our compensation committee is the administrator of the Bonus Plan. The Bonus Plan allows our compensation committee to provide cash incentive awards to selected employees, including our named executive officers, determined by our compensation committee, based upon performance goals established by our compensation committee. Our compensation committee, in its sole discretion, establishes a target award for each participant under the Bonus Plan, which may be expressed as a percentage of the participant’s average annual base salary for the applicable performance period, a fixed dollar amount, or such other amount or based on such other formula as our compensation committee determines to be appropriate.

Under the Bonus Plan, our compensation committee determines the performance goals applicable to awards, which goals may include, without limitation: (i) research and development, (ii) regulatory milestones or regulatory-related goals, (iii) gross margin, (iv) financial milestones, (v) new product or business development, (vi) operating margin, (vii) product release timelines or other product release milestones, (viii) publications, (ix) cash flow, (x) cash position, (xi) procurement, (xii) savings, (xiii) internal structure, (xiv) leadership development, (xv) project, function or portfolio-specific milestones, (xvi) partnering, license or research collaboration agreements, (xvii) capital raising, (xviii) initial public offering preparations, (xix) patentability, (xx) revenue, (xxi) revenue growth, (xxii) stock price and (xxiii) individual objectives such as peer reviews or other subjective or objective criteria. As determined by our compensation committee, the performance goals may be based on GAAP or non-GAAP results and any actual results may be adjusted by our compensation committee for one-time items or unbudgeted or unexpected items and/or payments of actual awards under the Bonus Plan when determining whether the performance goals have been met. The goals may be on the basis of any factors our compensation committee determines relevant, and may be on an individual, divisional, business unit, segment or company-wide basis. Any criteria used may be measured on such basis as our compensation committee determines. The performance goals may differ from participant to participant and from award to award. Our compensation committee also may determine that a target award or a portion thereof will not have a performance goal associated with it but instead will be granted (if at all) in the compensation committee’s sole discretion.

401(k) Plan

We maintain a tax-qualified 401(k) retirement plan for all U.S. employees, including our named executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service. Under our 401(k) plan, employees may elect to defer up to all eligible compensation, subject to applicable annual Code limits. We intend for our 401(k) plan to qualify under Section 401(a) and 501(a) of the Code so that contributions by employees to our 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from our 401(k) plan. The 401(k) plan also permits contributions to be made on a post-tax basis for those employees participating in the Roth 401(k) plan component.

Hedging Prohibition

As part of our Insider Trading Policy, our employees (including our executive officers and the non-employee members of our board of directors) are prohibited from trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities. This includes any hedging or similar transaction designed to decrease the risks associated with holding shares of our common stock.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights (#)	Weighted Average Exercise Price of Outstanding Options and Rights ($)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column) (#)
Equity compensation plans approved by security holders
2010 Stock Plan (2)	434,518	$0.95	—
Amended and Restated 2018 Omnibus Incentive Plan (3)	3,688,018	$45.56	2,618,117
Amended and Restated 2019 Employee Stock Purchase Plan (4)			855,206
Equity compensation plans not approved by security holders	—	—	—
TOTAL	4,122,536	$40.41	3,473,323

(1)	Represents the weighted-average exercise price of outstanding options. Because RSUs do not have an exercise price, the weighted-average exercise price does not take into account outstanding RSUs.
(2)

Our board of directors adopted, and our stockholders approved, the 2010 Stock Plan, as amended and restated (the 2010 Plan). In connection with our initial public offering and the adoption of the 2018 Plan, we no longer grant awards under the 2010 Plan; however, all outstanding options issued pursuant to the 2010 Plan continue to be governed by their existing terms. Includes options to purchase 434,518 shares of our common stock outstanding under the 2010 Plan.

(3)

Our board of directors adopted, and our stockholders approved, the 2018 Plan. The 2018 Plan provides that the number of shares available for issuance under the 2018 Plan will be increased on the first day of each fiscal year beginning with the 2021 fiscal year, in an amount equal to the least of (i) 8,768,000 shares, (ii) four percent (4%) of the outstanding shares of voting and non-voting common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our board of directors may determine. Includes options to purchase 3,329,483 shares of our common stock and 358,535 shares underlying RSUs outstanding under our 2018 Plan.

(4)

Our board of directors adopted, and our shareholders approved, the 2019 Employee Stock Purchase Plan (the ESPP). The ESPP provides that the number of shares available for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the 2021 fiscal year, in an amount equal to the least of (i) 560,000 shares, (ii) one percent (1%) of the outstanding shares of voting and non-voting common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as may be determined by our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 1, 2022 for:

•	each of our directors and nominees for director;

•	each of our named executive officers;

•	all of our current directors and executive officers as a group; and

•	each person or group known by us to be the beneficial owner of more than 5% of our voting common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 27,396,310 shares of our common stock outstanding and 15,126,858 shares of our non-voting common stock outstanding as of April 1, 2022. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 1, 2022, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o IGM Biosciences, Inc., 325 E. Middlefield Road, Mountain View, California 94043.

	Amount and Nature of Beneficial Ownership				% of Total Outstanding Capital Stock
	Voting Common Stock #		Non-Voting Common Stock #
Name of Beneficial Owner	Shares(1)%		Shares	%
Greater than 5% Stockholders:
Topsøe Holding A/S (1)	10,400,564	38.0	3,356,795	22.2	32.4
Entities affiliated with Baker Bros. Advisors LP (2)	3,169,894	11.6	5,095,924	33.7	19.4
Entities affiliated with Redmile Group, LLC (3)	3,362,459	12.3	4,500,225	29.7	18.5
T. Rowe Price Associates, Inc. (4)	2,371,275	8.7	—	—	5.6
Invus Public Equities, L.P. (5)	1,500,000	5.5	—	—	3.5

Named Executive Officers:
Fred Schwarzer (6)	600,308	2.2	—	—	1.4
Chris Takimoto, M.D., Ph.D, F.A.C.P. (7)	5,625	*	—	—	*
Lisa Decker, Ph.D. (8)	22,242	*	—	—	*

Non-Employee Directors:
Felix J. Baker, Ph.D (2)	3,169,894	11.6	5,095,924	33.7	19.4
Kathleen Behrens, Ph.D. (9)	259,711	*	—	—	*
Julie Hambleton, M.D. (10)	42,513	*	—	—	*
Michael Lee (11)	28,104	*	—	—	*
Michael Loberg, Ph.D. (12)	92,057	*	—	—	*
William Strohl, Ph.D. (13)	40,513	*	—	—	*
Christina Teng Topsøe (14)	10,464,135	38.2	3,356,795	22.2	32.5
Jakob Haldor Topsøe (15)	10,483,083	38.2	3,356,795	22.2	32.5
All current directors and executive officers as a group (14 persons) (16)	15,341,743	53.7	8,452,719	55.9	54.4

*	Represents beneficial ownership of less than 1%.
#

Our non-voting common stock is convertible subject to certain limitations at any time at the option of the holder into shares of our common stock on a share-for-share basis, such that each holder of non-voting common stock beneficially owns an equivalent number of shares of common stock. Amounts in the “Voting Column Stock” columns exclude shares of non-voting common stock to the extent that the convertibility of such shares into shares of voting common stock is limited by an ownership limitation. For more information, see “Certain Relationships, Related Party and Other Transactions—Sales of Securities and Related Transactions—2022 Follow-on Offering.”

(1)

Based on a Schedule 13D/A, reporting beneficial ownership as of, and filed with the SEC on, December 16, 2020, and a Form 4 reporting beneficial ownership as of April 1, 2022 filed with the SEC on April 5, 2022, the shares consist of 10,400,564 shares of our common stock and 3,356,795 shares of our non-voting common stock held by Topsøe Holding A/S. All shares are held directly by Topsøe Holding A/S. Mr. Jakob Haldor Topsøe, Ms. Christina Teng Topsøe, Anne Haugwitz-Hardenberg-Reventlow, Mr. Emil Øigaard, Mr. Thomas Schleicher and Ms. Birgitte Nielsen, members of the board of directors of Topsøe Holding A/S, and may be deemed to share voting and investment power with respect to the shares reported herein. Each of Mr. Jakob Haldor Topsøe, Ms. Christina Teng Topsøe, Ms. Anne Haugwitz-Hardenberg-Reventlow, Mr. Emil Øigaard, Mr. Thomas Schleicher and Ms. Birgitte Nielsen disclaims beneficial ownership of such shares, except to the extent of his or her pecuniary interest therein, if any. Mr. Jakob Haldor Topsøe and Ms. Christina Teng Topsøe are members of our board of directors. The address of Topsøe Holding A/S is Haldor Topsøes Allé 1, DK-2800 Kgs. Lyngby, Denmark.

(2)

Based on a Schedule 13D/A, reporting beneficial ownership as of, and filed with the SEC on, April 5, 2022, the shares consist of (i) 260,796 shares of our common stock and 421,532 shares of our non-voting common stock held by 667, L.P. (667), (ii) 2,883,204 shares of our common stock and 4,674,392 shares of our non-voting common stock held by Baker Brothers Life Sciences, L.P. (Life Sciences, and together with 667, the BBA Funds), (iii) 7,905 shares of our common stock issuable pursuant to options held by Dr. Kelvin Neu, a former employee of Baker Bros. Advisors LP (BBA) and a former member of our board of directors, that are exercisable within 60 days of April 1, 2022, (iv) 5,887 shares of our common stock issuable pursuant to options held by Felix J. Baker, a member of our board of directors, that are exercisable within 60 days of April 1, 2022, and (iv) 12,102 shares of our common stock held directly by BBA. BBA is the management company and investment adviser to the BBA Funds and has the sole voting and investment power with respect to the shares held by the BBA Funds. Baker Bros. Advisors (GP) LLC (BBA-GP) is the sole general partner of BBA. The managing members of BBA-GP are Julian C. Baker and Felix J. Baker. BBA-GP, Felix J. Baker and Julian C. Baker as managing members of BBA-GP, and BBA may be deemed to be beneficial owners of the shares directly held by the BBA Funds. Dr. Neu disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any. Pursuant to the policies of BBA, Dr. Neu does not have any right to the pecuniary interest in the shares issuable pursuant to options held by him and the BBA Funds are entitled to an indirect proportionate pecuniary interest in such shares. This amount excludes pre-funded warrants to purchase 666,666 shares of our common stock held by entities affiliated with BBA, the exercise of which is currently limited pursuant to an ownership limitation, and therefore the shares of our capital stock issuable upon exercise of such pre-funded warrants are not deemed to be beneficially owned within 60 days of April 1, 2022. The business address of the entities listed herein is 860 Washington Street, 3rd Floor, New York, NY 10014.

(3)

Based on a Schedule 13D/A, reporting beneficial ownership as of, and filed with the SEC on, April 5, 2022, the shares consist of (i) 646,825 shares of our common stock and 215,900 shares of our non-voting common stock held by Redmile Capital Fund, LP, (ii) 1,407,200 shares of our common stock held by Redmile Capital Offshore Master Fund, Ltd., (iii) 99,200 shares of our common stock and 113,400 shares of our non-voting common stock held by Redmile Capital Offshore Fund (ERISA), Ltd., (iv) 294,815 shares of our common stock held by Redmile Capital Offshore II Master Fund, Ltd., (v) 348,415 shares of our common stock and 307,850 shares of our non-voting common stock held by Redmile Strategic Master Fund, LP, (vi) 1,513,225 shares of our non-voting common stock held by Redmile Biopharma Investments II, L.P., (vii) 293,455 shares of our non-voting common stock held by RAF, L.P., (viii) 175,087 shares of our common stock held by Map 20 Segregated Portfolio, a segregated portfolio of LMA SPC, (ix) 362,813 shares of our common stock held by a separately managed account, (x) 2,056,395 shares of our non-voting common stock held by RedCo II Master Fund, L.P., (xi) 26,642 shares of our common stock subject to options to purchase shares of our common stock that are exercisable within 60 days of April 1, 2022 held by Mr. Lee, and (xii) 1,462 shares of our common stock held directly by Mr. Lee. Redmile Group, LLC is the investment manager/adviser to each of the private investment vehicles and separately managed accounts listed in items (i) through (x) (collectively, the Redmile Affiliates) and, in such capacity, exercises sole voting and investment power over all of the shares held by the Redmile Affiliates and may be deemed to be the beneficial owner of these shares. Jeremy C. Green serves as the managing member of Redmile Group, LLC and also may be deemed to be the beneficial owner of these shares. Pursuant to the policies of Redmile Group, LLC, Mr. Lee holds the shares held directly by him and the shares issuable pursuant to options held by him as a nominee on behalf, and for the sole benefit, of Redmile Group, LLC and has assigned all economic, pecuniary and voting rights in respect of such shares to Redmile Group, LLC. Redmile Group, LLC, Mr. Green and Mr. Lee each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. This amount excludes pre-funded warrants to purchase 667,666 shares of our common stock held entities affiliated with the Redmile Group, the exercise of which is currently limited pursuant to an ownership limitation, and therefore the shares of our capital stock issuable upon exercise of such pre-funded warrants are not deemed to be beneficially owned within 60 days of April 1, 2022. The business address of the entities listed herein is One Letterman Drive, Bldg D, Ste D3-300, San Francisco, CA 94129.
(4)

Based on a Schedule 13G/A, reporting beneficial ownership as of December 31, 2021, filed with the SEC on February 14, 2022, T. Rowe Price Associates, Inc. has sole voting power with respect to 489,544 of the shares and sole dispositive power with respect to all of the shares. The business address of the entity listed herein is 100 E. Pratt Street, Baltimore, MD 21202.

(5)

Based on a Schedule 13G/A, reporting beneficial ownership as of December 31, 2021, filed with the SEC on February 11, 2022, Invus Public Equities, L.P. (“Invus Public Equities”) directly holds the 1,500,000 shares of common stock. Invus Public Equities Advisors, LLC (“Invus PE Advisors”), as the general partner of Invus Public Equities, controls Invus Public Equities and, accordingly, may be deemed to beneficially own the shares held by Invus Public Equities. The Geneva branch of Artal International S.C.A (“Artal International”), as the managing member of Invus PE Advisors, controls Invus PE Advisors, and, accordingly, may be deemed to beneficially own the shares that Invus PE Advisors may be deemed to beneficially own. Artal International Management S.A. (“Artal International Management”), as the managing partner of Artal International, controls Artal International and, accordingly, may be deemed to beneficially own the shares that Artal International may be deemed to beneficially own. Artal Group S.A. (“Artal Group”), as the sole stockholder of Artal International Management, controls Artal International Management and, accordingly, may be deemed to beneficially own the shares that Artal International Management may be deemed to beneficially own. Westend S.A. (“Westend”), as the parent company of Artal Group, controls Artal Group and, accordingly, may be deemed to beneficially own the shares that Artal Group may be deemed to beneficially own. Stichting Administratiekantoor Westland (“Stichting”), as the majority stockholder of Westend, controls Westend and, accordingly, may be deemed to beneficially own the shares that Westend may be deemed to beneficially own. Mr. Amaury Wittouck (“Mr. Wittouck”), as the sole member of the board of the Stichting, controls the Stichting and, accordingly, may be deemed to beneficially own the shares that the Stichting may be deemed to beneficially own. The address for Invus Public Equities and Invus PE Advisors is 750 Lexington Avenue, 30th Floor, New York, NY 10022. The address for Artal International, Artal International Management, Artal Group, Westend and Mr. Wittouck is Valley Park, 44, Rue de la Vallée, L-2661, Luxembourg. The address for Stichting is Claude Debussylaan, 46, 1082 MD Amsterdam, The Netherlands.

(6)

Consists of (i) 1,933 shares of our common stock held by Mr. Schwarzer, (ii) 196,718 shares of our common stock held by Fred M Schwarzer and Deborah R Schwarzer, Trustees of the Schwarzer Family Trust, (iii) 399,157 shares of our common stock issuable pursuant to options held by Mr. Schwarzer that are exercisable within 60 days of April 1, 2022 and (iv) 2,500 shares of our common stock issuable pursuant to RSUs held by Mr. Schwarzer that vest within 60 days of April 1, 2022.

(7)

Consists of (i) 3,125 shares of our common stock issuable pursuant to options held by Dr, Takimoto that are exercisable within 60 days of April 1, 2022 and (ii) 2,500 shares of our common stock issuable pursuant to RSUs held by Dr. Takimoto that vest within 60 days of April 1, 2022.

(8)

Consists of (i) 367 shares of our common stock held by Dr. Decker, (ii) 19,375 shares of our common stock issuable pursuant to options held by Dr. Decker that are exercisable within 60 days of April 1, 2022, and (iii) 2,500 shares of our common stock issuable pursuant to RSUs held by Dr. Decker that vest within 60 days of April 1, 2022.

(9)

Consists of (i) 2,646 shares of our common stock held by Dr. Behrens, (ii) 158,200 shares of our common stock held by the KBW 2005 Trust, for which Dr. Behrens serves as trustee, (iii) 29,807 shares of our common stock held by the Non-Exempt Trust for Patrick R. Wilsey Under the Alfred S. Wilsey, Jr. Revocable Trust, for which Dr. Behrens serves as a trustee, (iv) 29,806 shares of our common stock held by the Non-Exempt Trust for Shannon K. Wilsey Under the Alfred

S. Wilsey, Jr. Revocable Trust, for which Dr. Behrens serves as a trustee, and (v) 39,252 shares of our common stock issuable pursuant to options held by Dr. Behrens that are exercisable within 60 days of April 1, 2022.
(10)

Consists of (i) 2,000 shares of our common stock held by Dr. Hambleton and (ii) 40,513 shares of our common stock issuable pursuant to options held by Dr. Hambleton that are exercisable within 60 days of April 1, 2022.

(11)

Consists of (i) 1,462 shares of our common stock held directly by Mr. Lee and (ii) 26,642 shares of our common stock issuable pursuant to options held by Mr. Lee that are exercisable within 60 days of April 1, 2022. Mr. Lee is as Co-Founder and Portfolio Manager at Redmile Group, LLC. Pursuant to the policies of Redmile Group, LLC, Mr. Lee holds the shares held directly by him and the shares issuable pursuant to options held by him as a nominee on behalf, and for the sole benefit, of Redmile Group, LLC and has assigned all economic, pecuniary and voting rights in respect of such shares to Redmile Group, LLC. Mr. Lee disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in such shares, if any. Mr. Lee’s business address is c/o Redmile Group, LLC, One Letterman Drive, Bldg D, Ste D3-300, San Francisco, CA 94129.

(12)

Consists of (i) 533 shares of our common stock held by Dr. Loberg, (ii) 21,739 shares of our common stock held by the Revocable Deed of Trust of Michael D. Loberg (Michael and Melinda Loberg, Trustees, for which Dr. Loberg serves as a trustee, (iii) 43,143 shares of our common stock held by the Michael D. Loberg Qualified Annuity Interest Trust IX (Michael and Melinda Loberg, Trustees), for which Dr. Loberg serves as a trustee, and (iv) 26,642 shares of our common stock issuable pursuant to options held by Mr. Loberg that are fully exercisable within 60 days of April 1, 2022.

(13)	Consists of 40,513 shares of our common stock issuable pursuant to options held by Dr. Strohl that are exercisable within 60 days of April 1, 2022.
(14)

Consists of (i) 36,929 shares of our common stock held by Ms. Topsoe, (ii) 10,400,564 shares of our common stock and 3,356,795 shares of our non-voting common stock held by Topsøe Holding A/S, identified in footnote 1 above, and (iii) 26,642 shares of our common stock issuable pursuant to options held by Ms. Topsoe that are fully exercisable within 60 days of April 1, 2022. Ms. Topsøe is a member of the board of directors of Topsøe Holding A/S and may be deemed to share voting and investment power with respect to the shares held by Topsøe Holding A/S. Ms. Topsøe disclaims beneficial ownership of such shares, except to the extent of her pecuniary interest therein, if any.

(15)

Consists of (i) 55,877 shares of our common stock held by Mr. Topsoe, (ii) 10,400,564 shares of our common stock and 3,356,795 shares of our non-voting common stock held by Topsøe Holding A/S, identified in footnote 1 above, and (iii) 26,642 shares of our common stock issuable pursuant to options held by Mr. Topsoe that are fully exercisable within 60 days of April 1, 2022. Mr. Topsøe is a member of the board of directors of HTH and may be deemed to share voting and investment power with respect to the shares held by Topsøe Holding A/S. Mr. Topsøe disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any.

(16)

Consists of (i) 14,148,275 shares of our common stock held directly or indirectly by our directors and executive officers, (ii) 8,452,719 shares of our non-voting common stock held by our directors, (iii) 1,188,468 shares of our common stock issuable pursuant to options held by our directors and executive officers that are exercisable within 60 days of April 1, 2022, and (iv) 15,000 shares of our common stock issuable pursuant to RSUs held by our executive officers that vest within 60 days of April 1, 2022. This amount excludes pre-funded warrants to purchase 1,334,332 shares of our common stock held directly or indirectly by our directors and executive officers.

CERTAIN RELATIONSHIPS, RELATED PARTY AND OTHER TRANSACTIONS

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Sales of Securities and Related Transactions

2022 Follow-on Offering

On April 1, 2022, Baker Brothers Life Sciences L.P. and 667, L.P. (together, Baker Brothers), entities affiliated with Redmile Group, LLC and Topsøe Holding A/S purchased an aggregate of 6,521,739 shares of our non-voting common stock at a price to the public of $23.00 per share, each in connection with an underwritten public offering (the Offering). The non-voting common stock is convertible into shares of our common stock on a 1:1 basis at the holder’s election, provided that as a result of such conversion, such holder, together with its affiliates and any members of a Schedule 13(d) group with such holder, would not beneficially own in excess of 4.99% of our common stock immediately prior to and following such conversion, unless otherwise as expressly provided for in our amended and restated certificate of incorporation. Any holder of non-voting common stock may increase or decrease this ownership limitation (as it applies to such holder) upon 61 days’ prior written notice to us, and may decrease the ownership limitation at any time upon providing written notice of such election to us.

Nominating Agreements

On June 28, 2019, we entered into nominating agreements (the Nominating Agreements) with each of (i) Topsøe Holding A/S, (ii) Baker Brothers and (iii) Redmile Biopharma Investments II, L.P., RAF, L.P. and Redmile Strategic Master Fund, LP (together, Redmile) (each, an Investor) to provide certain rights with respect to their ability to designate members of our board of directors (the Investor Designees).

Pursuant to the Nominating Agreement entered into with Topsøe Holding A/S, a holder of more than 5% of our outstanding capital stock, during the period beginning at the completion of this offering until the earliest of: (i) the twelfth anniversary of the date of the completion of our initial public offering; (ii) such time as Topsøe Holding A/S and its affiliates no longer beneficially own at least 1,134,919 shares of our capital stock; (iii) following the third year anniversary of the our initial public offering, (a) with respect to one of its two Investor Designees, such time as Topsøe Holding A/S holds less than 20% of our as-converted securities, and (b) with respect to both of its Investor Designees, such time as Topsøe Holding A/S holds less than 5% of our as-converted securities; or (iv) the consummation of a Deemed Liquidation (as defined in our amended and restated certificate of incorporation), we will have the obligation to support the nomination of, and to cause our board of directors to include in the slate of nominees recommended to our stockholders for election, two Investor Designees of Topsøe Holding A/S.

Pursuant to the Nominating Agreements entered into with each of Baker Brothers and Redmile, during the period beginning at the completion of this offering until the earliest of: (i) the twelfth anniversary of the date of the completion of our initial public offering; (ii) such time as (a) in the case of Baker Brothers, the Investor and its affiliates no longer beneficially own at least 1,134,919 shares of our capital stock, or (b) in the case of Redmile, the Investor and its affiliates no longer beneficially own at least 945,765 shares of our capital stock; (iii) following the third anniversary of the completion of our initial public offering, such time as each of Baker Brothers or Redmile and their respective affiliates, respectively, holds less than 5% of our as-converted securities; and (iv) the consummation of a Deemed Liquidation, we will have the obligation to support the nomination of, and to cause our board of directors to include in the slate of nominees recommended to our stockholders for election, one Investor Designee of each of Baker Brothers and Redmile.

The nomination of each Investor Designee shall be subject to the reasonable and good faith determination of a majority of our disinterested directors, after consultation with our outside legal counsel, that such Investor Designee is qualified to serve as a member of our board of directors under applicable laws, the rules of the Nasdaq, our amended and restated bylaws and any of our company policies. If an Investor Designee resigns from his or her seat on our board of directors or is removed or does not become a director for any reason, the vacancy will be filled by the election or appointment of another Investor Designee of the applicable Investor as soon as reasonably practicable, subject to compliance with applicable laws, rules and regulations.

Investors’ Rights Agreement

We are party to an investors’ rights agreement, as amended, with certain holders of our capital stock, including Topsøe Holding A/S, Baker Brothers and Redmile. Under our investors’ rights agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing.

Registration Rights Agreements

On December 7, 2020, we entered into a registration rights agreement with each of Topsøe Holding A/S, Baker Brothers and Redmile (each, an RRA and collectively, the RRAs), pursuant to which we granted certain registration rights to these stockholders. These registration rights include the right to demand that we file with the SEC a Form S-3 registration statement covering the registration of their common stock for resale, as well as certain rights related to underwritten public offerings, subject to certain conditions. These registration rights require us to pay expenses relating to such registrations and indemnify these holders against certain liabilities.

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of the members of our board of directors, and our amended and restated bylaws provide that we will indemnify each of our officers and the members of our board of directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our board of directors with discretion to indemnify our employees and other agents when it determines to be appropriate. In addition, we have entered into an indemnification agreement with each of our executive officers and the members of our board of directors requiring us to indemnify them.

Related Party Transaction Policy

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee provides that our audit committee shall review and approve in advance any related party transaction.

We have adopted a formal written policy providing that we are not permitted to enter into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest without the consent of our audit committee. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2021, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements on a timely basis, with the exception of a late Form 4 filing for each of Ms. Decker and Messrs. Gauthier, Keyt, Schwarzer, Tahir, and Takimoto, each filed on November 19, 2021, in connection with an award of restricted stock units granted on November 15, 2021.

Fiscal Year 2021 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2021 are included in our Annual Report on Form 10-K filed with the SEC on March 29, 2022. This proxy statement and our Annual Report on Form 10-K are posted on our investor relations website at https://investor.igmbio.com/ and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K without charge by sending a written request to IGM Biosciences, Inc., Attention: Investor Relations, 325 E. Middlefield Road, Mountain View, California 94043.

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The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Mountain View, California

April 27, 2022

IGM BIOSCIENCES, INC. 325 E. MIDDLEFIELD ROAD MOUNTAIN VIEW, CA 94043 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/IGMS2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch - tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 20, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D85473-P75256 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. IGM BIOSCIENCES, INC. For Withhold For All The Board of Directors recommends you vote FOR the following: All All Except 1. Election of Directors Nominees: 01) Felix J. Baker, Ph.D.02) Michael Lee 03) Fred Schwarzer To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. NOTE: The proxy holders will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com. D85474-P75256 IGM BIOSCIENCES, INC. 2022 Annual Meeting of Stockholders June 21, 2022 at 8:00 a.m. (Pacific Time) This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Fred Schwarzer and Misbah Tahir, or one of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of IGM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. (Pacific Time) on June 21, 2022 and will be conducted virtually via live webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/IGMS2022, where you will be able to listen to the meeting live and vote online by entering the control number located on your proxy card. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Continued and to be signed on reverse side